                                                                      Exhibit 24

                               POWER OF ATTORNEY

        The undersigned hereby constitutes and appoints each of David Grochow,
Alec Scheiner, John M. Bibona, Michael Stromquist, Hannah Koban, Michael Rens
and Sena Colella, acting alone, as the undersigned's true and lawful attorney-
in-fact to:

        1)      prepare, execute in the undersigned's name and on the
                undersigned's behalf, and submit to the U.S. Securities and
                Exchange Commission (the "SEC") a Form ID, including amendments thereto, and any other documents necessary or appropriate to obtain codes and passwords enabling the undersigned to make electronic filings with the SEC;

        2)      execute for and on behalf of the undersigned, in the
                undersigned's capacity as an officer or director of an issuer,
                Forms 3, 4, and 5 in accordance with Section 16(a) of the
                Securities Exchange Act of 1934 and the rules thereunder, and any other forms or reports the undersigned may be required to file in connection with the undersigned's ownership,
                acquisition, or disposition of securities of an issuer,
                including but not limited to forms required to be filed pursuant to Rule 144 under the Securities Act of 1933;

        3)      do and perform any and all acts for and on behalf of the
                undersigned which may be necessary or desirable to complete and execute any such Form 3, 4, or 5, or other form or report, and timely file such form or report with the United States
                Securities and Exchange Commission and any stock exchange or similar authority; and

        4)      take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally
                required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such
                attorney-in-fact may approve in such attorney-in-fact's
                discretion.

        The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming any of the undersigned's responsibilities to comply with Section 16 of the Securities Exchange Act of 1934 or any other rules or regulations of the SEC. The undersigned agrees that those persons appointed here as attorneys-in-fact may rely on information provided by the undersigned, the RedBall Acquisition Corp. (the "Company"), or by the undersigned's brokers, accountants, or investment advisors, whether telephonically or by email or other means, without further inquiry or investigation, with respect to the purchase and sale of the Company's securities or any other transaction involving the
Company's securities.

        This Power of Attorney shall remain in full force and effect until the date on which the undersigned delivers a written revocation of this Power of
Attorney to the Company and Fried, Frank, Harris, Shriver & Jacobson LLP. This
Power of Attorney shall be governed by the laws of the State of New York.

        The undersigned has executed this Power of Attorney to be effective as of the 28th day of July,

                                        /s/ William L. Beane
                                        ----------------------------------------
                                        Name: William L. Beane